                                                                    EXHIBIT 10.2


                                   L E A S E
                                   - - - - -

                                    BETWEEN

                                  D. M. Draime

                                      AND

                                 ALPHABET, INC.

                                  (Greenwood)

                                 DATE: 10/1/93
                                    --------

                                    L E A S E
                                    - - - - -

                               TABLE OF CONTENTS
                               -----------------

                                                              Page
                                                              ----

ARTICLE I           DEMISED PREMISES .......................... 1

ARTICLE II          TERM OF LEASE ............................. 1

ARTICLE III         RENT ...................................... 2

ARTICLE IV          RENT TO BE NET TO LANDLORD ................ 2

ARTICLE V           TAXES AND UTILITY EXPENSES ................ 2

ARTICLE VI          USE OF PREMISES ........................... 4

ARTICLE VII         ALTERATIONS ............................... 5

ARTICLE VIII        MAINTENANCE OF DEMISED PREMISES ........... 6

ARTICLE IX          REQUIREMENTS OF PUBLIC AUTHORITY .......... 6

ARTICLE X           TENANT'S TAXES ............................ 7

ARTICLE XI          MECHANIC'S LEAN ........................... 7

ARTICLE XII         DESTRUCTION OF DEMISED PREMISES ........... 8

ARTICLE XIII        TRADE FIXTURES IN DEMISED PREMISES ........ 9

ARTICLE XIV         ACCESS TO DEMISED PREMISES ................10

ARTICLE XV          SURRENDER OF DEMISED PREMISES .............11

ARTICLE XVI         INDEMNITY AND INSURANCE BY TENANT .........11

ARTICLE XVII        ASSIGNMENT AND SUBLETTING .................14

ARTICLE XVIII       EMINENT DOMAIN ............................14

ARTICLE XIX         DEFAULT BY TENANT .........................15

ARTICLE XX          WAIVER OF TENANT'S DEFAULT ................17

ARTICLE XXI         DEFAULT BY LANDLORD .......................18

ARTICLE XXII        SUBORDINATION .............................18

ARTICLE XXIII       ESTOPPEL CERTIFICATE BY TENANT ............19

ARTICLE XXIV        OPTION TO PURCHASE ........................19

ARTICLE XXV            TERM "LANDLORD" .......................... 20

ARTICLE XXVI           HOLDING OVER ............................. 20

ARTICLE XXVII          QUIET ENJOYMENT .......................... 21

ARTICLE XXVIII         WAIVER OF SUBROGATION .................... 21

ARTICLE XXIX           TITLES OF ARTICLES ....................... 22

ARTICLE XXX            NOTICES .................................. 22

ARTICLE XXXI           DEFINITION OF TERMS ...................... 22

ARTICLE XXII           INVALIDITY OF PARTICULAR PROVISIONS ...... 22

ARTICLE XXXIII         PROVISIONS BINDING ....................... 23

ARTICLE XXXIV          RELATIONSHIP OF PARTIES .................. 23

ARTICLE XXXV           SHORT-FORM LEASE ......................... 23

ARTICLE XXXVI          COMPLETE AGREEMENT ....................... 23

                                   L E A S E
                                   - - - - -

        THIS LEASE ("Lease", made at , 9400 E. Market St., Warren, Ohio, this 1st day of October, 1993, by and between D.M. Draime, having an office at 9400 East Market Street, Warren, Ohio 44484, hereinafter referred to as "Landlord", and Alphabet, Inc., an Ohio corporation, having an office at 8700 E. Market Street, Warren, Ohio 44484, Attention: President, hereinafter referred to as "Tenant".

                              W I T N E S S E T H:
                              - - - - - - - - - -

                                   ARTICLE I
                                   ---------

                                DEMISED PREMISES
                                ----------------

        Landlord, for and in consideration of the payment of the rent and the performance by Tenant of the covenants and agreements as hereinafter set forth, does hereby demise, let and lease unto Tenant and Tenant does hereby accept from Landlord the property located at 104 Stoneridge Court, in the City of Greenwood, County of Greenwood, State of South Carolina and outlined in "red" on the site plan marked EXHIBIT "A" attached hereto and made a part hereof and described on EXHIBIT "B" attached hereto and made a part hereof together with the buildings and improvements constructed thereon (collectively, the "Demised Premises") . The building (the "Building") which is part of the Demised Premises contains approximately Fifty-Six Thousand (56,006) square feet of space.

                                   ARTICLE II
                                   ----------

                                 TERM OF LEASE
                                 -------------

        To have and to hold the Demised Premises unto Tenant for a term of eleven (11) years commencing on October 1, 1993 ("Commencement Date"), and ending on September 30, 2004. The term "Lease Year" as used herein shall mean each twelve (12) month period beginning on the Commencement Date and each anniversary thereof.

                                  ARTICLE III
                                  -----------

                                      RENT
                                      ----

        Tenant covenants and agrees to pay Landlord rent for the Demised Premises, without deduction or set-off and without demand from the Commencement Date through the one hundred thirty second (132nd) month of the term of this Lease, the annual amount of One Hundred Fifty Seven Thousand Two Hundred Dollars ($157,200) payable in equal monthly installments of Thirteen Thousand One Hundred Dollars ($13,100) each on the first (1st) day of every month in advance.

                                   ARTICLE IV
                                   ----------

                           RENT TO BE NET TO LANDLORD
                           --------------------------

        It is the intention of the parties that the rent payable hereunder shall be net to Landlord so that this Lease shall yield to Landlord the net annual rent specified herein during the term of this Lease, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises shall be paid by Tenant.

                                   ARTICLE V
                                   ---------

                           TAXES AND UTILITY EXPENSES
                           --------------------------

        1. Tenant shall, during the term of this Lease, as additional rent, pay and discharge punctually, as and when the same shall become due and payable, all taxes, special and general assessments, water, rents, rates, and charges, sewer rents and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary ("Taxes") , and each and every installment thereof which shall or may during the term of this Lease by charged, levied, laid, assessed, imposed, become due and payable, or liens upon or for or with respect to the Demised Premises or any part thereof, or any buildings, appurtenances or equipment owned by Tenant thereon or therein or any part thereof, together with all interest and penalties thereon, under or by virtue of all present or future laws, ordinances, requirements, orders, directives, rules or regulations of the Federal, State, County, Town and City Governments and of all other governmental authorities whatsoever and all sewer rents and charges for water, steam, heat, gas, hot water, electricity, light and power, and other service or services, furnished to the Demised Premises or the occupants thereof during the term of this Lease ("Utility Expenses").

        2. In the event the Demised Premises are part of a larger tax parcel and are not a separate tax parcel, Tenant shall pay to Landlord, as additional rent, its proportionate share of all real estate taxes and assessments which become due and payable during the term of this Lease prorated on a daily basis for any partial year. Such payment shall be made by Tenant delivering to Landlord , contemporaneously with the monthly installments of rent payable by Tenant, an amount equal to one-twelfth (1/12th) of Tenant's proportionate share of the real estate taxes and assessments as shown on the most recent tax duplicate. If, upon the determination of the amount of the real estate taxes and assessments, the total amount of funds deposited by Tenant are not sufficient to pay Tenant's proportionate share of the real estate taxes and assessments then due, then Tenant agrees to remit to Landlord the shortage promptly upon receipt of a statement therefor from Landlord. In the event Tenant has deposited funds from Landlord for the payment of the real estate taxes and assessments for such year in excess of the amount required, then the overage shall be credited to the next month's deposit to be made by Tenant hereunder. Tenant's proportionate share shall be determined on an equitable basis taking into consideration, without limitation, the square footage of the Demised Premises, including the Building, and the square footage of the total tax parcel and all buildings thereon.

        3. Tenant shall be deemed to have complied with the covenants of this
Article if payment of such Taxes shall have been made either within any period allowed by law or by the governmental authority imposing the same during which payment is permitted without penalty or interest or before the same shall become a lien upon the Demised Premises, and Tenant shall produce and exhibit to Landlord satisfactory evidence of such payment, if Landlord shall demand the same in writing.

        4. Tenant or its designees shall have the right to contest or review all such Taxes by legal proceedings, or in such other manner as it may deem suitable (which, if instituted, Tenant or its designees shall conduct promptly as its own cost and expense, and free of any expense to Landlord, and, if necessary, in the name of and with the cooperation of Landlord and Landlord shall execute all documents necessary to accomplish the foregoing) . Notwithstanding the foregoing, Tenant shall promptly pay all such Taxes if at any time the Demised Premises or any part thereof shall then be immediately subject to forfeiture, or if Landlord shall be subject to any criminal liability, arising out of the nonpayment thereof.

        5. The legal proceedings referred to in the preceding paragraph 4 shall include appropriate certiorari proceedings and appeals from orders therein and appeals from any judgments, decrees or order. In the event of any reduction, cancellation or discharge, Tenant shall pay the amount finally levied or assessed against the Demised Premises or adjudicated to be due and payable on any such contested Taxes.

        6. Landlord covenants and agrees that if there shall be any refunds or rebates on account of the Taxes paid by Tenant under the provisions of this Lease, such refund or rebate shall belong to Tenant. Any such refunds received by Landlord shall be deemed trust funds and as such are to be received by Landlord in trust and paid to Tenant forthwith. Landlord will, upon the request of Tenant, sign any receipts which may be necessary to secure the payment of any such refund or rebate, and will pay over to Tenant such refund or rebate as received by Landlord. Landlord further covenants and agrees on request of Tenant at any time, and from time to time, but without cost Landlord, to make application individually (if legally required) for separate tax assessments for such portions of the Demised Premises as Tenant shall at any time, and from time to time, designate. Landlord hereby agrees upon request of Tenant to execute such instruments and to give Tenant such assistance in connection with such applications as shall be required by Tenant.

        7. Nothing herein or in this Lease otherwise contained shall require or be construed to require Tenant to pay any inheritance, estate, succession, transfer, gift, franchise, income or profit taxes, that are or may be imposed upon Landlord, its successors or assigns.

                                   ARTICLE VI
                                   ----------

                                USE OF PREMISES
                                ---------------

        1. Tenant covenants and agrees that the Demised Premises during the term hereof shall be occupied and used for manufacturing, assembly and related operations and for no other purpose whatsoever without the written consent of Landlord.

        2. Tenant covenants and agrees to use, maintain and occupy the Demised Premises in a careful, safe and proper manner and will not permit waste therein, nor shall Tenant vacate or abandon the Demised Premises during the term of this Lease, and shall not permit the Demised Premises to remain unoccupied, except during any period of reconstruction or repairs or during any period required to make alternations as provided by the terms of this Lease. Tenant will keep the Demised Premises and appurtenances and the adjoining areas and sidewalks in a clean, safe and healthy condition and further agrees to clean the snow and ice from driveways and parking lots on the Demised Premises and from the sidewalks contiguous to the Demised Premises. Tenant will not permit the Demised Premises to be used in any way which will injure the reputation of the same.

        3. Tenant covenants and agrees not to use or occupy or suffer or permit the Demised Premises or any part thereof to be used or occupied for any purpose contrary to law or to the rules or regulations of any public authority. If Tenant shall install any electrical equipment that overloads the lines in the Demised Premises,

Tenant shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction thereof.

        4. Tenant agrees to indemnify Landlord for all costs and expenses including attorneys' fees, due, in whole or in part, to Tenant's activities involving the use, shipment, storage, or discharge of hazardous wastes, hazardous substances, solid wastes, wastewater, or process water, that may result in any requirements, liabilities or claims to remedy or clean-up such wastes, whether based upon a statue, regulation, order of a governmental agency, or a private claim. These requirements, liabilities or claims include, but are not limited to, those arising out of the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Toxic Substances Control Act, the Safe Drinking Water Act, and the state counterparts of such statutes. This indemnification applies to, but is not limited to, claims or liabilities regarding air pollution, water pollution, land pollution, groundwater pollution, solid and hazardous waster management, and toxic or hazardous substances control.

                                  ARTICLE VII
                                  -----------

                                  ALTERATIONS
                                  -----------

        1. Tenant covenants and agrees not to make or permit to be made any alterations, improvements and additions to the Demised Premises or any part thereof except by and with the written consent of Landlord first had. If the reasonably estimated cost of such alterations exceeds Ten Thousand Dollars ($10,000.00), Tenant shall have prepared a set of plans and specifications which shall be submitted to Landlord for approval, and Landlord agrees that approval of said alterations as shown on said plans and specifications shall not be unreasonably withheld.

        2. All alterations, improvements and additions to the Demised Premises permitted to be made by Tenant shall be made in accordance with all applicable laws and, except for removable trade fixtures, shall at once when made or installed be deemed to have attached to the freehold and to have become the property of Landlord and shall remain for the benefit of Landlord at the end of the term or other expiration of this Lease in as good order and condition as they were when installed, reasonable wear and tear excepted; provided, however, if prior to the termination of this Lease, or within fifteen (15) days thereafter Landlord so directs by written notice to Tenant, Tenant shall promptly remove the additions, improvements, fixtures and installations which were placed on the Demised Premises by Tenant and which are designated in said notice and repair any damage occasioned by such removal and in default thereof Landlord may effect said removals and repairs at Tenant's expense.

        3. In the event of the making of such alterations, improvements and additions as herein provided Tenant further agrees to indemnify and save harmless Landlord from all costs, expenses, liens, claims or damages arising out of, or resulting from the undertaking or making of said alterations, additions or improvements.

                                  ARTICLE VIII
                                  ------------

                        MAINTENANCE OF DEMISED PREMISES
                        -------------------------------

        1. Landlord shall not be liable for any repairs or replacements of any kind or nature whatsoever with respect to the Demised premises or to any appurtenances thereof, such non-liability to extend, but not by way of limitation, to the structural portion of the exterior or interior of any building comprised in the Demised Premises, the roofs thereon, the fixtures, pipes and appliances thereof, the parking and landscaped area surrounding said buildings and the driveways and all utility lines serving the Demised Premises.

        2. Tenant covenants and agrees to keep and maintain the Demised Premises in good order, condition and repair, and to promptly make all repairs or replacements becoming necessary during the term of this Lease including, but without limitation, repairs or replacements of roof, structural portions of any buildings on the Demised Premises, windows, doors, glass (which shall be replaced with glass of the same size and quality) , electrical, plumbing and sewage lines and fixtures within the Demised Premises, and all heating, air conditioning and ventilating equipment and ducts and vents attached thereto, including any of such equipment which may, with Landlord's consent, be mounted on the roof of the Demised Premises, interior walls, floor covering and ceilings and all elevators, docks, conveyors, fire extinguishers and building appliances of each kind, driveways, sidewalks, parking and landscaped areas.

        3. On default of Tenant in making any repairs or replacements required to be made by Tenant hereunder or in maintaining the Demised Premises, Landlord may, but shall not be required to make such repairs or replacements or to maintain the Demised Premises for Tenant's account, and the expense thereof shall constitute and be collectible as additional rent, payable by Tenant on demand, or, at Landlord's election, together with the next installment of rent due hereunder.

                                   ARTICLE IX
                                   ----------

                        REQUIREMENTS OF PUBLIC AUTHORITY
                        --------------------------------

        1. During the term of this Lease, Tenant shall, at its own cost and expense, promptly observe and comply with all present and future laws, ordinances, requirements, orders, directives, rules and regulations of the Federal, State, County, Town, Village and City

Governments and of all other governmental authorities affecting the Demised Premises or appurtenances thereto or any part thereof whether the same are in force at the commencement of the term of this Lease or may in the future be passed, enacted or directed, and Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the covenants of this Article IX.

        2. Tenant shall have the right to contest by appropriate legal proceedings diligently conducted in good faith, in the name of the Tenant, or Landlord (if legally required), or both (if legally required) , without cost or expense to Landlord, the validity or application of any law, ordinance, rule, regulation or requirement of the nature referred to in paragraph 1 of this Article and, if by the terms of any such law, ordinance, order, rule, regulation or requirement, compliance therewith may legally be delayed pending the prosecution of any such proceeding, Tenant may delay compliance therewith until the final determination of such proceedings.

        3. Landlord agrees to execute and deliver any appropriate papers or other instruments which may be necessary or proper to permit Tenant so to contest the validity or application of any such law, ordinance, order, rule, regulation or requirement and to fully cooperate with Tenant in such contest.

                                   Article X
                                   ---------

                                 TENANT'S TAXES
                                 --------------

        Tenant covenants and agrees to pay promptly when due all taxes assessed against Tenant's fixtures, furnishings, equipment and stock- in-trade placed in or on the Demised Premises during the term of this Lease.

                                   ARTICLE XI
                                   ----------

                                MECHANICS' LIEN
                                ---------------

        1. If, because of any act or omission of Tenant, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against any portion of the Demised Premises, Tenant shall, at its own cost and expense, cause the same to be discharged of record or bonded within ninety (90) days after written notice from Landlord to Tenant of the filing thereof unless Tenant shall contest the validity of such lien by appropriate legal proceedings diligently conducted in good faith and without expense to Landlord; and Tenant shall indemnify and save harmless Landlord against and from all cost, liabilities, suits, penalties, claims and demands on account thereof.

        2. If Tenant shall fail to cause such liens to be discharged of record or bonded within the aforesaid ninety (90) day period or satisfy such liens within sixty (60) days after any judgment in favor of such lien holders from which no further appeal might be taken, then Landlord shall have the right to cause the same to be discharged. All amounts paid by Landlord to cause such liens to be discharged shall constitute additional base rent payable by Tenant to Landlord.

                                  ARTICLE XII
                                  -----------

                        DESTRUCTION OF DEMISED PREMISES
                        -------------------------------

        1. In the event of damage to or destruction of the Demised Premises from any cause whatsoever, Tenant shall immediately proceed with the reconstruction, repair or rehabilitation of the damaged portion of the Demised Premises and shall complete the repair, rehabilitation or reconstruction thereof so that the Demised Premises is an architecturally whole unit, the same as nearly as possible to its condition immediately prior to such damage and destruction. Such repair, rehabilitation or reconstruction shall be made in accordance with the terms hereof within a reasonable time thereafter, it being specifically understood that there shall be no abatement of rent during any period of time while the Demised Premises or a portion thereof are not usable by Tenant.

        2. If during the last year of the term of this Lease, sixty percent (60%) or more of the Demised Premises, exclusive of excavations and foundations, are destroyed by fire or other casualty insured against, Tenant shall have the right and option to terminate this Lease in lieu of rebuilding; provided,however, that Tenant exercises this option within sixty (60) days after the occurrence of the fire or other casualty insured against; in such an event Tenant shall assign to Landlord all its rights to the proceeds from any and all insurance covering the Demised Premises and relating to such fire or other casualty insured against; and in addition thereto shall pay to Landlord any deficiency by reason of Tenant's failure to insure the Demised Premises as required by Article XVI herein. During the period in which Tenant shall have the option to terminate this Lease in lieu of rebuilding as above provided, Tenant shall carry all insurance required to be carried under the terms of Article XVI with carriers approved by Landlord, which approval shall not be unreasonably withheld. Tenant will give notice to the Landlord the amount, carrier and type of insurance, and in the event that Landlord determines that the amount is insufficient, Landlord shall so notify Tenant within ninety (90) days after notice has been received as aforesaid; in such event this dispute shall be promptly arbitrated by a member of the American Institute of Real Estate Appraisers (MAI) appointed by the then acting Secretary of the Greenwood Real Estate Board of Realtors of similar entity.

        3. Landlord at any time during the term of this Lease shall have the right at Landlord's option to carry for its own account and at its expense "Replacement Insurance," "Depreciation Insurance," or "Additional Coverage Insurance" over and above the fire and extended coverage insurance required to be carried by Tenant hereunder, provided that Landlord shall first advise Tenant of the same, and the proceeds from any such insurance carried by Landlord shall at all times be and become the property of Landlord. Tenant shall fully cooperate with Landlord so that landlord will be able to carry such "Replacement Insurance," "Depreciation Insurance" or "Additional Coverage Insurance."

                                  ARTICLE XIII
                                  ------------

                       TRADE FIXTURES IN DEMAND PREMISES
                       ---------------------------------

        1. Removable trade fixtures shall not be deemed to become a part of the Demised Premises unless so affixed to the realty as to damage the same in removal. Tenant may, at the expiration of the term hereof, remove all of its trade fixtures which can be moved without costly injury to, or undue defacement of the Demised Premises, provided all rents stipulated herein are paid in full and Tenant is not otherwise in default hereunder, and provided further that any and all damage to the Demised Premises resulting from or caused by such removal, shall be promptly repaired at Tenant's expense.

        2. It is specifically understood and agreed that the following items now located in and about the Demised Premises and any replacements thereof to be made during the term of this Lease are a part of the Demised Premises and are not the trade fixtures or equipment of the Tenant:

                (a) All light and electrical fixtures and wiring of every nature whatsoever, all conduit, light switches, fuse boxes, electrical receptacles of every nature, all bus ducts and all fittings and plug-in devices used in connection therewith.

                (b) All heating and ventilating and air conditioning equipment of every nature.

                (c) All plumbing and sewer fixtures whether regular or special.

                (d) All fences and gates of every nature whatsoever.

                (e) All partitions whether temporary or permanent.

        3. All personal property belonging to Tenant or to any other person, located in or about any building of the Demised Premises , shall be there at the sole risk of Tenant or such other person, and neither Landlord nor Landlord's agents shall be liable for the theft or misappropriation thereof, nor for any damage or injury thereto, or for damage or injury to Tenant or said other persons or to other property, caused by water, snow, frost, steam, heat or cold, dampness, falling plaster, sewers or sewage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring and equipment and fixtures of all kinds, or for any act, neglect or omission of any occupant of any building on the Demised Premises or of any other person or caused in any other manner whatsoever. Tenant agrees to protect, indemnify and save harmless Landlord from all losses, costs or damages sustained by reason of any act or other occurrence causing injury to any person or property whomsoever or whatsoever due to the use of the Demised Premises or any part thereof by Tenant.

                                  ARTICLE XIV
                                  -----------

                           ACCESS TO DEMISED PREMISES
                           --------------------------

              1. Tenant covenants and agrees to permit Landlord and Landlord's agents to inspect and examine the Demised Premises at any reasonable time to permit Landlord to make such repairs, decorations, alterations, improvements or additions in and to the Demised Premises, that Landlord may deem desirable or necessary for the preservation of the Demised Premises or which Tenant has failed so to do, and for other reasonable purpose without the same being construed as an eviction of Tenant in whole or in part, and the rent shall in no wise abate while such decorations, repairs, alterations, improvements or additions are being made by reason of loss or interruption of the business of Tenant because of the prosecution of such work.

        2. Landlord and its agents shall also have the right to enter upon the Demised Premises for a period commencing three hundred sixty (360) days prior to the termination of this Lease for the purpose of exhibiting the same to prospective tenants or purchasers. During said period Landlord may place signs in our upon the Demised Premises to indicate the same are for rent or sale, which signs shall not be removed, obliterated or hidden by Tenant.

        3. If, during the last month of the term of this Lease, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate or redecorate the Demised Premises without elimination or abatement of rent or other compensation and such action shall have no effect on this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, supervision or repair of the Demised Premises except in this Lease otherwise provided.

                                   ARTICLE XV
                                   ----------

                         SURRENDER OF DEMISED PREMISES
                         -----------------------------

        1. Tenant covenants and agrees to deliver up and surrender to Landlord possession of the Demised Premises upon expiration of this Lease, or its earlier termination as herein provided, broom clean and in as good condition and repair as the same shall be at the commencement of the term of this Lease, or may have been put by Landlord during the continuance thereof, ordinary wear and tear and damage by fire or the elements not caused by the negligence or act of Tenant or its agents, employees or invitees excepted, it being understood and agreed that acceptance of delivery of the Demised Premises shall be deemed conclusive evidence that the Demised Premises were in good order and condition at the commencement of the term of this Lease.

        2. Prior to Tenant's vacating or delivery up the Demised Premises to Landlord, Tenant shall, at Tenant's cost and expense, remove all property of Tenant and all alterations, additions and improvements as to which Landlord shall have made the election provided for in Article VII hereof, and shall repair any damage to the Demised Premises caused by such removal and restore the Demised Premises to the condition in which they were prior to the installation of the articles so removed. Any property not so removed and as to which Landlord shall have not made said election, shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord, as Landlord shall desire. Tenant's obligation to observe or perform this covenant shall survive the expiration of termination of the term of this Lease.

                                  ARTICLE XVI
                                  -----------

                       INDEMNITY AND INSURANCE BY TENANT
                       ---------------------------------

        1. Tenant covenants and agrees it will protect and save harmless and keep Landlord forever harmless and indemnified against and from any penalty, damages, charges or costs imposed or resulting from any violation of any law, order of governmental agency or ordinance, whether occasioned by the neglect of Tenant or those holding under Tenant, and that Tenant will at all times protect, indemnify and save and keep harmless Landlord against and from all claims, losses, costs, damages or expenses arising out of or from any accident or other occurrence on or about the Demised Premises causing injury to any person or property whomsoever or whatsoever, and will protect, indemnify, save and keep harmless Landlord against and from any and all claims and against and from any and all losses, costs, damages or expenses arising out of any failure of Tenant in any respect to comply with or perform all the requirements and provisions of this Lease.

        2. Tenant agrees that, at its own cost and expense, it will procure and continue in force, in the names of Landlord, Landlord's mortgagee(s) and Tenant as their interests may appear, general liability insurance coverage against injuries to persons occurring in, upon or about the Demised Premises, including all damage from signs, glass, awnings, fixtures or other appurtenances now or hereafter erected on the Demised Premises during the term of this Lease, such insurance at all times to be in an amount of not less that One Million Dollars ($1,000,000) each occurrence and Two Million Dollars ($2,000,000) general aggregate. Such insurance shall be written with a company or companies authorized to engage in the business of general liability insurance in the State of South Carolina, and there shall be delivered to Landlord customary insurance certification evidencing such paid-up insurance and copies of the policies. Such insurance shall further provide that the same may not be canceled, terminated or modified unless the insurer gives Landlord and Landlord's mortgagee(s) at least thirty (30) days's prior written notice thereof.

        3. Tenant shall carry and pay for, for the account of Landlord during the entire term of this Lease, the following types of insurance:

                (a) Insurance in an amount not less than eighty percent (80%) of the replacement value of the buildings and other improvements now or at any time hereafter situated on the Demised Premises (with carriers approved by Landlord, which approval shall not be unreasonably withheld) , against loss or damage by fire, lightning, such perils as are now or hereafter may be comprehended within the term "extended coverage" and -vandalism and malicious mischief, or if any building is equipped with automatic sprinklers and plumbing eligible for "Superior Fdrm" of policy as issued by the Sprinklered Risk Associations, against loss or damage by fire and such other perils as are included in such "Superior Form", together with a "Riot and Vandalism" endorsement and together with the "Agreed Amount Clause" and "Replacement Cost Endorsement," if the same are then available. Said replacement value shall be determined at the instance of Landlord not more frequently than at annual intervals by an architect, contractor, appraiser, appraisal company, one of the insurers selected by Landlord, or by agreement of the parties; provided the method is approved by the insurers, and shall exclude such values as are not insured by the standard fire insurance policy, viz, excavation, underground foundations and piping and architects' fees, and the amount of the insurance shall be adjusted accordingly.

                (b) Rent insurance (unless the risks covered by such insurance is included in Tenant's business interruption insurance satisfactory to Landlord) , to the extent obtainable from insurers of recognized responsibility, against loss or damage resulting from the same risks as are covered by the insurance mentioned in paragraph 3(a) of this Article in an amount equal to one (1) year's requirement of the basic rent, the estimated amounts payable by Tenant for Taxes and Utility Expenses as provided in Article V, and insurance premiums as provided in this paragraph and paragraph 2 of this Article.

        (c) All such policies of insurance shall be in the name of Landlord and Tenant with a loss payable clause in favor of any holder of any mortgage on the Demised Premises. It shall be the duty of Tenant to insure in its own name all improvements and betterments as shall be installed at Tenant's expense which remain the property of Tenant.

        (d) All insurance proceeds shall be paid to and held by Landlord, as Trustee, and shall be disbursed by such Trustee to Tenant from time to time as work progresses for Tenant's use in rehabilitating or reconstructing or repairing any destroyed portion of the Demised Premises, provided Tenant is not in default in the payment of rent and there exists no other uncured default or defaults on the part of Tenant; that plans, specifications, names of contractors, copies of contracts, necessary permits and indemnifications against liens, costs, damages and expenses of all kinds are submitted to and approved by both Landlord and such Trustee, which approval shall not be unreasonably withheld, and it is thereupon evident that the destroyed portion of the Demised Premises can be rehabilitated or reconstructed or repaired for the amount of the insurance moneys collected or to be collected from the insurance companies insuring against the casualty involved in such a manner as to place the Demised Premises in at least as good condition as the property was before the occurrence of the casualty. In the event that such insurance moneys are inadequate for the purposes aforesaid, then Tenant shall deposit or shall cause to be deposited with the Trustee sufficient funds to make up the difference between the insurance moneys available or to be available and the actual cost of rehabilitation, repair or reconstruction, plus any amount required to cure any default in the Lease. Landlord and Tenant shall cooperate fully in order that there shall be no unreasonable delays in commencement of any of such work. In the event that Tenant is in default in the payment of rent or in the performance or observance of any other terms, conditions or covenants contained in this Lease, Landlord, at its option, may immediately apply any such insurance moneys to correct such defaults and Tenant hereby waives any rights that it may have to said insurance moneys for the purposes hereinabove set forth. If the rehabilitation, reconstruction or repair of the Demised Premises is completed in accordance with the terms hereof for an amount of money less than the insurance moneys available and provided that Tenant is not in default hereunder, Tenant shall have the right to receive the excess of any such insurance moneys. Any fees charged by the said Trustee pursuant to the provisions of this paragraph 3 of this Article shall be borne solely by Tenant.

        4. All insurance certifications referred to in this Section XVI are to be provided by Tenant, and shall be for a period of not less than one (1) year, it being understood and agreed that thirty (30) days prior to the expiration of any policy of insurance Tenant will deliver to Landlord a renewal or new policy to take the place of the policy expiring, with the further agreement that, should Tenant fail to furnish policies as is provided in this Lease, and at the times herein provided, Landlord may obtain such insurance and the premiums on such insurance shall be deemed additional rent to be paid by Tenant unto Landlord upon demand.

                                  ARTICLE XVII
                                  ------------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

        1. Tenant covenants and agrees not to assign this Lease or to sublet the whole or any part of the Demised Premises, or to permit any other persons to occupy same without the written consent of Landlord first had, reference elsewhere herein to assignees notwithstanding. No consent of Landlord to a particular assignment or subletting shall be deemed a consent to further assignments or subletting. Any assignment or subletting, even with the consent of Landlord, shall not relieve Tenant from liability for payment of rent or other sums herein provided or from the obligation to keep and be bound by the terms, conditions and covenants of this Lease. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease and shall not constitute consent to the assignment of this Lease or subletting of the Demised Premises.

        2. If Tenant is a corporation, then any transfer of this Lease from Tenant by merger, consolidation or liquidation, or any change in ownership or power to vote of a majority of Tenant's outstanding voting stock shall constitute an assignment for the purpose of this Lease and shall require the written consent of Landlord first having been obtained.

        3. An assignment for the benefit of creditor or by operation of law shall not be effective to transfer any rights to any assignee, without the written consent of Landlord first having been obtained.

                                 ARTICLE XVIII
                                 -------------

                                 EMINENT DOMAIN
                                 --------------

        1. In the event the Demised Premises or any part thereof shall be taken or condemned either permanently or temporarily for any public or quasi public use or purpose by any competent authority in appropriation proceedings or by any right of eminent domain, the entire compensation award therefor, both leasehold and reversion, shall belong to Landlord without any deduction therefrom for any present or future estate of Tenant and Tenant hereby assigns to Landlord all its right, title and interest to any such award. Tenant shall, however, be entitled to claim, prove and receive in such condemnation proceedings such award as may be allowed for fixtures and other equipment installed by it, but only if such award shall be in addition to the award for the land and the building (or portion thereof) containing the Demised Premises.

        2. If the entire Demised Premises shall be taken as aforesaid, then this Lease shall terminate and shall become null and void from the time possession thereof is required for public use and from that date the parties hereto shall be release from further obligation hereunder; but in the event a portion only of the Demised Premises shall be so taken or condemned, then Landlord, at its own expense, shall repair or restore, to the extent reasonably possible, the portion not affected by the taking and thereafter the rental to be paid by Tenant shall be equitably and proportionately adjusted.

        3. Any such appropriation or condemnation proceedings shall not operate as or be deemed an eviction of Tenant or a breach of Landlord's covenant for quiet enjoyment.

                                  ARTICLE XIX
                                  -----------

                               DEFAULT BY TENANT
                               -----------------

        1. All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedies allowed by law. Tenant covenants and agrees that if:

                (a) Tenant shall fail, neglect or refuse to pay any installment of rent at the time and in the amount as herein provided, or to pay any other monies agreed by it to be paid promptly when and as the same shall become due and payable under the terms hereof, and if any such default shall continue for a period of more than fifteen (15) days; or

                (b) Any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act shall be filed by or against Tenant, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare Tenant insolvent or unable to pay Tenant's debts, and the same shall not be dismissed or discharged within thirty (30) days thereafter; or

                (c) Tenant makes any assignments of its property for the benefit of creditors or should the Demised Premises be taken under a levy of execution or attachment in any action against Tenant and such levy, attachment or assignment is not dismissed or discharged within thirty (30) days; or

                (d) Tenant shall abandon or vacate the Demised Premises or shall fail, neglect or refuse to keep and perform any of the other covenants, conditions, stipulations or agreements herein contained, covenanted and agreed to be kept and performed by it, and in the event any such default shall continue for a period of more than fifteen (15) days after notice thereof given in writing to Tenant by Landlord; provided, however, that if the cause for giving such notice involves the making of repairs or other matters reasonably requiring a longer period of time than the period of such notice, Tenant shall be deemed to have complied with such notice so long as it has commenced to comply with said notice or has taken and continues to diligently pursue all proper steps or proceeding under the circumstances to prevent the seizure, destruction, alteration or other interference with the Demised Premises by reason of non-compliance with the requirements of any law or ordinance or with the rules, regulations, or direction of any governmental authority as the case may be;

then Tenant does hereby authorize and fully empower Landlord or Landlord's agent to cancel or annul this Lease at once and to re-enter and take possession of the Demised Premises immediately, and by force if necessary, without any previous notice of intention to re-enter , and to remove all persons and their property therefrom, and to use such force and assists in effecting and perfecting such removal of Tenant as may be necessary and advisable to recover at once first and exclusive possession of the Demised Premises whether in possession of Tenant or of third persons or otherwise, without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used by Landlord, in which event this Lease shall terminate and Tenant shall indemnify Landlord against all loss of rent which LAndlord may incur by reason of such termination during the residue of the term therein specified.

        2. Any and all property which may be removed from the Demised Premises by Landlord in accordance with the terms of this Lease may be handled, removed, stored or otherwise disposed of by Landlord at the risk and expense of Tenant; Landlord in no event shall be responsible for the preservation or safekeeping thereof, except for its own negligence. Tenant shall pay to Landlord, upon demand in writing, any and all expenses incurred with such removal, and all storage charges against such property so long as the same shall be in Landlord's possession or under the Landlord's control. If any property shall remain in the Demised Premises or in the possession of Landlord and shall not be retaken by Tenant within a period of thirty (30) days from and after the time when the Demised Premises are either abandoned by Tenant or repossessed by Landlord under the terms of this Lease, said property shall conclusively be deemed to have been forever abandoned by Tenant, and Landlord, after giving Tenant fifteen (15) days' written notice (all other notices required by statute or otherwise being hereby expressly waived) , shall have the right to sell any and all of said property at public or private sale and to apply the proceeds of said sale first to the payment of all costs and expenses of conducting the sale or caring for or storing said property, secondly toward the payment of any indebtedness which may be or may become due from Tenant to Landlord, and thirdly to pay to Tenant on demand in writing, any surplus remaining after all indebtedness of Tenant to Landlord has been fully paid.

        3. Landlord may, however, at its option, at any time after such default or violation of condition or covenant, re-enter and take possession of the Demised Premises without such re-entry working as a forfeiture of the rents to be paid and the covenants, agreements and conditions to be kept and performed by Tenant for the full term of this Lease. In such event, Landlord shall have the right, but not the obligation, to divide or subdivide the Demised Premises in any manner Landlord may determine and to lease or let the same or portions thereof for such periods of time and at such rentals and for such use and upon such covenants and conditions as Landlord may elect, applying the net rentals from such letting first to the payment of Landlord's expenses (including attorney's fees) incurred in dispossessing Tenant and reletting the Demised Premises and the cost and expense of making such improvements in the Demised Premises as may be necessary in order to enable Landlord to relet the same, and to the payment of any brokerage commissions or other necessary expenses of Landlord in connection with such reletting. The balance, if any, shall be applied by Landlord from time to time on account of the payments due or payable by Tenant hereunder, with the right reserved to Landlord to bring such action or proceedings from the recovery of any deficits remaining unpaid as Landlord may deem favorable from time to time, without being obligated to await the end of the term hereof for the final determination of Tenant's account. Any balance remaining, however, after full payment and liquidation of Landlord's account as aforesaid shall be paid to Tenant with the right reserved to Landlord at any time to give notice in writing to Tenant of Landlord's election to cancel and terminate this Lease and the giving of such notice and the simultaneous payment by Landlord to Tenant of any credit balance in Tenant's favor that may at the time be owing to Tenant shall constitute a final and effective cancellation and termination of this Lease and the obligations hereunder on the part of either party to the other.

                                   ARTICLE XX
                                   ----------

                           WAIVER OF TENANTS DEFAULT
                           -------------------------

        No waiver of any covenant or any condition or of any breach of any covenant or condition of this Lease shall be taken to constitute a waiver of any subsequent breach of such covenant or condition nor to justify or authorize the nonobservance of any other occasion of the same or of any other covenant or condition hereof, nor shall the acceptance of rent by Landlord at any time when Tenant is in default under any covenant or condition hereof be construed as a waiver of such default or of Landlord's right to terminate this Lease on account of such default, nor shall any waiver or indulgence granted by Landlord to Tenant be taken as an estoppel against Landlord, it being expressly understood that if at any time Tenant shall be in default in any of its covenants or conditions hereunder an acceptance by Landlord of rental during the continuance of such default or the failure on the part of Landlord promptly to avail itself of such rights or remedies as Landlord may have, shall not be construed as a waiver or such default, but Landlord may at any time thereafter, if such default continues, terminate this Lease or assert any other rights or remedies available to it on account of such default in the manner hereinbefore provided.

                                  ARTICLE XXI
                                  -----------

                              DEFAULT BY LANDLORD
                              -------------------

        Notwithstanding anything herein stated to the contrary, if Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed and, as a consequence of such default Tenant or any person claiming through Tenant suffers any loss, injury or damage, it is specifically understood and agreed that Landlord (its successors, assigns and partner, if any) shall not have any personal liability therefor, Tenant hereby agreeing to look solely to the equity of Landlord (its successors, assigns and partners, if any) in the Demised Premises for the satisfaction of each and every remedy of Tenant or any person claiming through Tenant in the event of such failure by Landlord.

                                  ARTICLE XXII
                                  ------------

                                 SUBORDINATION
                                 -------------

        Landlord reserves the right and privilege to subject and subordinate this Lease to all ground or underlying leases and all mortgages, which may now or hereafter affect the Demised Premises, and to any and all advanced to be made thereunder and all renewals, modifications, consolidations, replacements and extensions thereof. Tenant covenants and agrees to execute promptly any certificate that Landlord may request in confirmation of such subordination and Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate for or on behalf of Tenant.

                                 ARTICLE XXIII
                                 -------------

                         ESTOPPEL CERTIFICATE BY TENANT
                         ------------------------------

                Tenant agrees at any time and from time to time, upon not less than ten (10) days' prior written request by Landlord, to execute and acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect (or, if there had been modifications, that the same is in full force and effect as modified and stating the modifications) , and the dates to which the rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser of the fee' or mortgagee or assignee of any mortgage upon the fee of the Demised Premises.

                                  ARTICLE XXIV
                                  ------------

                               OPTION TO PURCHASE
                               ------------------

                Landlord hereby grants Tenant the right, privilege and option ("Option") to purchase the Demised Premises, on the terms and conditions hereinafter set forth.

                (a) The Option shall be exercisable by written notice from Tenant to Landlord at least six (6) months prior to the expiration of the term of this Lease. The Option shall be deemed to have been timely exercised if the notice thereof is postmarked no later than midnight of the last day on which the Option is exercisable.

                (b) The purchase price for the Demised Premises shall be the greater of (i) the fair market value of the Demised Premises or (ii) the original purchase price expended by Landlord for the Demised Premises which is One Million Forty Five Thousand Dollars ($1,045,000). The fair market value shall be as determined by an appraisal of the Demised Premises prepared by an MAI appraiser mutually agreeable to Landlord and Tenant. If the parties cannot agree on an appraiser, each party shall select and MAI appraiser and those two appraiser shall select a third MAI appraiser. The average of the appraisal amounts determined by each of the appraisers shall be the fair market value for the Demised Premises. The fees of the appraisers shall be shared equally between the parties.

                (c) The purchase price shall be paid in cash upon closing or upon such other terms and conditions as may be agreed upon by Landlord and Tenant.

                (d) If the Option is exercised, closing of the transaction shall take place as near as practicable to the expiration date of this Lease on a date specified in writing by Tenant to Landlord at least fifteen (15) days prior to the closing. The term "closing" shall mean the date upon which the funds shall be disbursed to Landlord and the deed to the property being purchased shall be recorded.

                (e) In the event of sale hereunder, transfer shall be in fee simple by warranty deed conveying the Demised Premises to Tenant, free and clear of all liens and encumbrances whatsoever, except easements, conditions, reservations of record, in any; zoning ordinances, if any; liens or conditions created by or through Tenant; and real estate taxes and assessments, both general and special, not yet due and payable. All costs and expenses relating to the transfer of the Demised Premises, including, without limitation, transfer and conveyance fees, title evidence and recording fees, shall be borne by Tenant.

                                  ARTICLE XXV
                                  -----------

                                TERM "LANDLORD"
                                ---------------

        The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner (or ground lessor, as the case may be) for the time being of the Demised Premises. If the Demised Premises or underlying lease, if any, be sold or transferred, the seller thereof shall be automatically and entirely released of all covenants and obligations under this Lease from and after the date of such conveyance or transfer, provided that purchaser at such sale has assumed and agreed to carry out all covenants and obligations contained in this Lease to be performed on the part of Landlord hereunder, it being agreed that the covenants and obligations contained in this Lease shall be binding upon Landlord, its successor and assigns, only during their respective successive periods of ownership.

                                  ARTICLE XXVI
                                  ------------

                                  HOLDING OVER
                                  ------------

        If Tenant shall remain in possession of all or any part of the Demised Premises after the expiration of the term of this Lease or any renewal thereof, with the consent of Landlord, then Tenant shall be deemed a tenant of the Premises from month-to-month at one and one-half times the most recent payable by Tenant hereunder and subject to all of the terms and provisions hereof, except only as to the term of this Lease.

                                 ARTICLE XXVII
                                 -------------

                                QUIET ENJOYMENT
                                ---------------

        Landlord covenants and agrees that if Tenant pays the rental and other charges herein provided and shall perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall, at all times during said term, have the peaceable and quiet enjoyment and possession of the Demised Premises without any manner of hindrance from Landlord or any persons lawfully claiming through Landlord, except as to such portion of the Demised Premises as shall be taken under the power of eminent domain or condemnation.

                                 ARTICLE XXVIII
                                 --------------

                             WAIVER OF SUBROGATION
                             ---------------------

        Neither party nor its representatives, agents or employees shall be liable to the other party or to anyone claiming through the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any business interruption or for any loss or damage to any building, structure or other tangible property, or injury to or death of person occurring on or about the Demised Premises, or in any manner growing out of or connected with Tenant's use or occupation of the Demised Premises, or the use or occupation of the Demised Premises by Tenant's licenses, concessionaires or tenants, even though such business interruption, loss, damage, injury or death might have been occasioned by the negligence of such party, its agents or employees; provided, however, that (i) such business interruption, loss, damage, injury or death is or could be covered by a fire and extended coverage insurance policy (with vandalism and malicious mischief endorsement attached) , by a contents insurance policy or by a sprinkler leakage or water damage policy in South Carolina regardless of whether such insurance policies are actually carried, or (ii) to the extent of recovery under any other insurance carried covering such business interruption, loss, damage, injury or death. Each insurance policy carried by the parties hereto shall contain a clause to the effect that the foregoing waiver shall not effect the right of the insured party to recover under such policy. However, if by reason of the foregoing waiver either party shall be unable to obtain any such insurance, such waiver shall be deemed not to have been made by such party. If by reason of the foregoing waiver, either party shall be unable to obtain any such insurance without the payment of an additional premium therefor, then, unless the party claiming the benefit of such waiver shall agree to pay such party for the cost of such additional premium within thirty (30) days after notice setting forth such requirement and the amount of the additional premium, such waiver shall be of no force and effect as between such party and such claiming party.

                                  ARTICLE XXIX
                                  ------------

                               TITLES OF ARTICLES
                               ------------------

        The titles of the Articles throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of the provisions of this instrument.

                                  ARTICLE XXX
                                  -----------

                                    NOTICES
                                    -------

        Any bill, statement, notice, communication or payment which Landlord or Tenant may desire, or be required to give to the other party shall be in writing and shall be sent to the other party by registered or certified mail to the address specified on page 1 hereof as to Landlord and to the Demised Premises as to Tenant, or to such other address as either party shall have designated to the other by like notice, and the time of the rendition of such shall be when same is deposited in an official United States Post Office, postage prepaid.

                                  ARTICLE XXXI
                                  ------------

                              DEFINITION OF TERMS
                              -------------------

        As used in this Lease and when required by the context, each number (singular or plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include individuals, corporations, firms, associations, partnerships and any other type of entity.

                                 ARTICLE XXXII
                                 -------------

                      INVALIDITY OF PARTICULAR PROVISIONS
                      -----------------------------------

        If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extend be invalid or unenforceable, the other terms of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affect thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                 ARTICLE XXXIII
                                 --------------

                               PROVISIONS BINDING
                               ------------------

        Except as herein otherwise expressly provided, the terms and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors, and permitted assigns, respectively, of Landlord and Tenant. Each term and provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may have given written consent to a particular assignment as required by Article XVII hereof.

                                 ARTICLE XXXIV
                                 -------------

                            RELATIONSHIP OF PARTIES
                            -----------------------

        Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Landlord and Tenant, it being expressly understood and agreed that neither the computation of rent and other charges nor any other provisions contained in this Lease nor any act or acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

                                  ARTICLE XXXV
                                  ------------

                                SHORT-FORM LEASE
                                ----------------

        The parties will, at any time, at the request of either one, promptly execute duplicate originals of an instrument, in recordable form, which will constitute a short form of lease, setting forth a description of the Demised Premises, the term of the Lease, and any other portions thereof, excepting the rental provisions, as either party may request.

                                 ARTICLE XXXVI
                                 -------------

                               COMPLETE AGREEMENT
                               ------------------

        This writing contains the entire agreement between the parties hereto, and no agent, representative, salesman or officer of Landlord hereto has authority to make or has made any statement, agreement or representation oral or written, in connection herewith, modifying, adding or changing the terms and conditions herein set forth. No dealings between the parties or custom shall be permitted to contradict various additions to or modify the terms hereof. No modification of this Lease shall be binding unless such modification shall be in writing and signed by the parties hereto.

                IN TESTIMONY WHEREOF, Landlord and Tenant have caused this Lease to be signed upon the day and year first above written.

SIGNED IN THE PRESENCE OF:                  LANDLORD

                                            D.M. DRAIME
/s/ Kelly J. Perez
------------------------------              By: /s/ D.M. Draime
/s/ Joy Judge                                  --------------------------------
------------------------------

------------------------------

------------------------------

                                             TENANT:

                                               ALPHABET, INC.

/s/ Kelly J. Perez                          By:  /s/ ? ?
-------------------------------                --------------------------------
/s/ Joy Judge                                  Its: Vice Chairman
-------------------------------                    ----------------------------
/s/ Kelly J. Perez
-------------------------------              And: /s/ ? ?
/s/ Joy Judge                                    ------------------------------
-------------------------------                 Its: Vice President
                                                    ---------------------------

STATE OF OHIO       )
                    ) SS:
COUNTY OF TRUMBULL  )

                Personally appeared before me, a Notary Public in and for said County and State, by D. M. Draime, who acknowledged that he did sign and seal the foregoing instrument; that the same is his free act and deed.

                IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at November, this 29th day of 1993.

                                              /s/ Jan I. Hoff
                                              -------------------------------
                                              Notary Public

                                              My commission expires: __________

                                              JAN I. HOFF PUBLIC
                                                State of Ohio
                                            My Commission  April 3, 1995

STATE OF OHIO     )
                  ) SS:
COUNTY OF TRUMBULL)

        Personally appeared before me a Notary Public in and for said County and State, Alphabet, Inc. C. J. Abruzzo and William T. Hull, its Vice
Chairman and Vice President, respectively, who acknowledged that they did sign and seal the foregoing instrument for and on behalf of the Corporation, being thereunto duly authorized by its Board of Directors; that the same is their free act and deed individually and as such officers and the free act and deed of the Corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at November, this 29 day of 1993.

                                              /s/ Jan I. Hoff
                                              -------------------------------
                                              Notary Public

                                              My commission expires: __________

                                              JAN I. HOFF PUBLIC
                                                State of Ohio
                                            My Commission  April 3, 1995

                                       26